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POWER OF ATTORNEY

The undersigned Directors of Holland Series Fund, Inc. (the "Fund") hereby constitutes and appoints Michael Holland and Julie Tedesco, Esq. with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Fund or its affiliates with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Fund or its affiliates to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Fund has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Fund concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 26th day of January, 2009.

SIGNATURE                                       TITLE
/s/ Michael F. Holland                          Director
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Michael F. Holland

/s/ Desmond G. FitzGerald                       Director
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Desmond G. FitzGerald

/s/ James Lee                                   Director
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James Lee

/s/ Jeff C. Tarr                                Director
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Jeff C. Tarr